EXHIBIT 10.2

[***] Certain information in this exhibit has been omitted because it is permitted to be omitted by applicable regulatory guidance.

Amendment No. 2 to Exclusive License and Commercialization Agreement

This Amendment No. 2 to the Exclusive License and Commercialization Agreement, as amended (this “Amendment No. 2”), is made and entered into as of March 13, 2024, by and between Shanghai Junshi Biosciences Co., Ltd. (“Junshi”) and Coherus BioSciences, Inc. (“Coherus”).  Each of Junshi and Coherus is sometimes referred to herein, individually, as a “Party” and, collectively as the “Parties.”

Whereas, the Parties entered into an Exclusive License and Commercialization Agreement dated as of February 1, 2021 (“Agreement”); and

Whereas, the Parties subsequently amended the Agreement by entering into an Amendment to and Waiver under the Exclusive License and Commercialization Agreement, dated as of October 25, 2023 (“Amendment No. 1”); and

Whereas, the Parties have agreed further to amend the Agreement and Amendment No. 1 in accordance with the terms and conditions of this Amendment No. 2 as set forth herein.

Now, therefore, in consideration of the foregoing and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Incorporation of the Agreement:  To the extent any terms and provisions of the Agreement, as amended by Amendment No. 1, are inconsistent with the amendments set forth in paragraphs 2 and 3 below, such terms and provisions shall be deemed superseded hereby.  Except as specifically set forth herein, the Agreement, as amended, by Amendment No. 1 and this Amendment No. 2, shall remain in full force and effect and its provisions shall be binding on the Parties.

2.Amendment of the Agreement:

a.Amendment of Milestone Amount and Timing of Payment.  [***], the Parties hereby agree to amend the Milestone Payment stipulated in item No. 2 of Table 8.3(a) by splitting it into two (2) equal installments of $12,500,000 each.  Therefore, the payment provisions of paragraph 2 of Amendment No. 1 is hereby deleted in its entirety and is replaced with the following clause:

“For the PD1 Program. Coherus will make the milestone payment set forth in Table 8.3(a) of the Agreement in two (2) equal installments of $12,500,000 each, with the first installment of $12,500,000 due on [***], and the second installment of $12,500,000 due on [***].

b.[***]

3.[***] Coherus shall pay Junshi $2,463,000 in immediately available funds by [***], representing the following:
a.reimbursement of 2023 costs and expenses for JS001 [***] in the amount of $1,460,000;
b.payment for 2023 [***] JS006 (TIGIT antibody) in the amount of $960,000; and
c.reimbursement of 2023 costs and expenses for JS001 [***] in the amount of $1,000,000; minus
d.credits [***] in the amount of $957,000.

[***].

4.Effectuation:  The amendment under the Agreement contemplated by this Amendment No. 2 shall be deemed effective as of the date first written above upon the full execution and delivery of this Amendment and without any further action required by the Parties.

4.Counterparts:  This Amendment No. 2 may be executed in two counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment No. 2 may be delivered by facsimile or electronic mail, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

[signature page follows]

In Witness Whereof, the Parties have executed this Amendment by their duly authorized representatives.

Shanghai Junshi Biosciences Co., Ltd.	Coherus Biosciences, Inc.
By: _____/s/ Sheng Yao________________	By: _______/s/ Dennis M. Lanfear_______
Name: Sheng Yao	Name: Dennis M. Lanfear
Title: SVP, Executive Director and Co-founder	Title: President & Chief Executive Officer